UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 24, 2019

MID-CON ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2431 E. 61st Street, Suite 850
Tulsa, Oklahoma

(Address of principal executive offices)

74136

(Zip code)

(918) 743-7575

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	MCEP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors of Certain Officers: Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

Effective July 24, 2019, Mid-Con Energy GP, LLC (the “General Partner”) the general partner of Mid-Con Energy Partners, LP (the “Partnership”) appointed Chad B. Roller, Ph.D., 42, as Chief Operating Officer of the General Partner.

Dr. Roller will receive salary and benefits, and will participate in the Partnership’s Long Term Incentive Program and Change in Control Severance Plan, at levels commensurate with his employment grade level and position.

Since 2012, Dr. Roller has held a number of positions of increasing responsibility with Mid-Con Energy Operating, LLC, including most recently as Vice President of Development and senior reservoir engineer.

Item 7.01	Regulation FD Disclosure

On July 29, 2019, Mid-Con Energy Partners, LP (the “Partnership”) issued a press release announcing a cash distribution for its Class A and Class B Convertible Preferred Units (the “Preferred Units”) as further described below and in the press release.  The Partnership also announced the appointment of Mr. Roller as Chief Operating Officer of the General Partner.  Additionally, the Partnership announced it will release its financial and operating results for the second quarter ended June 30, 2019, after the market close on Wednesday, July 31, 2019.  The Partnership will host a conference call on Thursday, August 1, 2019, at 9:00 a.m. Eastern Standard Time (8:00 a.m. Central Standard Time).  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information disclosed in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On July 29, 2019, the Partnership issued a press release announcing that the Board of Directors of its general partner declared a cash distribution for: (1) its Class A Convertible Preferred Units for the second quarter of 2019, a cash distribution of $0.0430 per Preferred Unit and (2) its Class B Convertible Preferred Units for the second quarter of 2019, a cash distribution of $0.0306 per Preferred Unit, according to terms outlined in the Partnership Agreement. Such cash distributions will be paid on August 14, 2019 to holders of record as of the close of business on August 7, 2019.

Item 9.01	Financial Statements and Exhibits

(d)Exhibits

No.	Description

99.1	Press Release Date July 29, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-CON ENERGY PARTNERS, LP
		By:	Mid-Con Energy GP, LLC
its general partner

Dated:	July 29, 2019	By:	/s/Charles L. McLawhorn, III
Charles L. McLawhorn, III
Vice President, General Counsel and Secretary